Exhibit 10.2
Form of Request for Approval of Extension of Maturity Date and Amendment
April 5, 2007
VIA INTRALINKS
THE LENDERS UNDER THE APACHE
CORPORATION 2006 U.S. CREDIT FACILITY

Re:	Apache Corporation 2006 U.S. $1,500,000,000 Five-Year Senior Revolving Credit Facility
Ladies and Gentlemen:
     Reference is made to that certain Amended and Restated Credit Agreement, dated as of May 9, 2006 (together with all amendments, if any, from time to time made thereto, the “Five-Year Credit Agreement”), among Apache Corporation (the “Borrower”), the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), and the other agents party thereto. Terms defined in the Credit Agreement are used herein with the same meanings.
I. Extension of the Credit Facility
     In the March 23, 2007 Annual Certificate of Extension delivered to the Administrative Agent which is attached hereto as Exhibit A, Borrower requested pursuant to Section 2.6 of the Credit Agreement the extension of the Maturity Date, and concomitantly the total Commitments under the Credit Agreement from May 28, 2011 to May 28, 2012. The Borrower hereby certifies that no Event of Default has occurred and is continuing under the Credit Agreement.
     This letter is to confirm that the Lenders hereby agree to the extension of the Maturity Date under the Credit Agreements and the related Commitments of the Lenders from May 28, 2011 to May 28, 2012.
II. Amendment of the Credit Facility
     The Borrower, the Administrative Agent and the Required Lenders hereby agree as follows:
     A. The definition of “Commitment” contained in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:
“ “Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans, as such commitment may be (a) reduced from time to time pursuant to Section 2.8, (b) reduced or increased from time to time pursuant to Section 2.6 or pursuant to assignments by or to such Lender

THE LENDERS UNDER THE APACHE
CORPORATION 2006 FIVE-YEAR CREDIT FACILITY
April 5, 2007

pursuant to Section 10.4, (c) increased from time to time pursuant to Section 2.21, and (d) terminated pursuant to Sections 4.1, 8.2 or 8.3. The amount of the Commitment represents such Lender’s maximum Revolving Credit Exposure hereunder. The initial amount of each Lender’s Commitment is set forth on Schedule 2.1, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable, or in an applicable Notice of Commitment Increase. The initial aggregate amount of the Lenders’ Commitments is $1,500,000,000.”
     (iii). Section 1.1 of the Credit Agreement is amended by inserting the following definitions of “CI Lender”, “Commitment Increase”, “Commitment Increase Effective Date”, “New Funds Amount”, “Notice of Commitment Increase”, “Reducing Percentage Lender” and “Reduction Amount” in appropriate alphabetical order:
“   “CI Lender” is defined in Section 2.21.
     “Commitment Increase” is defined in Section 2.21.
     “Commitment Increase Effective Date” is defined in Section 2.21.
     “New Funds Amount” is defined in Section 2.21.
     “Notice of Commitment Increase” is defined in Section 2.21.”
     “Reducing Percentage Lender” is defined in Section 2.21.
     “Reduction Amount” is defined in Section 2.21.”
     (iv). The Credit Agreement is amended by inserting the following Section 2.21 after Section 2.20 of the Credit Agreement:
“    SECTION 2.21 Increase in Commitments.
     (a) Subject to the terms and conditions set forth herein, the Borrower shall have the right, without the consent of the Lenders or the Administrative Agent, to cause from time to time an increase in the total amount of the Commitments (a “Commitment Increase”) by adding to this Agreement one or more additional financial institutions that are not already Lenders hereunder and that are reasonably satisfactory to the Administrative Agent (each a “CI Lender”) or by allowing one or more existing Lenders to increase their respective Commitments; provided, however, that (i) no Event of Default shall have occurred which is continuing, (ii) no such Commitment Increase shall cause the total amount of the Commitments to exceed U.S.$2,250,000,000, (iii) no Lender’s Commitment shall be increased without such Lender’s prior written consent (which consent may be given or withheld in such Lender’s sole and absolute

THE LENDERS UNDER THE APACHE
CORPORATION 2006 FIVE-YEAR CREDIT FACILITY
April 5, 2007

discretion) and (iv) if, on the effective date of such increase, any Loans have been funded, then the Borrower shall be obligated to pay any breakage fees or costs in connection with the reallocation of such outstanding Loans.
     (b) Any Commitment Increase must be requested by written notice from the Borrower to the Administrative Agent (a “Notice of Commitment Increase”) in the form of Exhibit 2.21 attached hereto. Once the Notice of Commitment Increase is fully-executed, such notice and such Commitment Increase shall be effective on the proposed effective date set forth in such notice (not less than five (5) Business Days after receipt by the Administrative Agent) or on another date agreed to by the Administrative Agent and the Borrower (such date referred to as the “Commitment Increase Effective Date”).
     (c) On each Commitment Increase Effective Date, to the extent that there are Loans outstanding as of such date, (i) each CI Lender shall, by wire transfer of immediately available funds, deliver to the Administrative Agent such CI Lender’s New Funds Amount, which amount, for each such CI Lender, shall constitute Loans made by such CI Lender to the Borrower pursuant to this Agreement on such Commitment Increase Effective Date, (ii) the Administrative Agent shall, by wire transfer of immediately available funds, pay to each then Reducing Percentage Lender its Reduction Amount, which amount, for each such Reducing Percentage Lender, shall constitute a prepayment by the Borrower pursuant to Section 2.10, ratably in accordance with the respective principal amounts thereof, of the principal amounts of all then outstanding Loans of such Reducing Percentage Lender, and (iii) the Borrower shall be responsible to pay to each Lender any breakage fees or costs in connection with the reallocation of any outstanding Loans.
     (d) For purposes of this Section, the following defined terms shall have the following meanings: (1) “New Funds Amount” means the amount equal to the product of a Lender’s increased Commitment or a CI Lender’s Commitment (as applicable) represented as a percentage of the total amount of the Commitments after giving effect to the Commitment Increase, times the aggregate principal amount of the outstanding Loans immediately prior to giving effect to the Commitment Increase, if any, as of a Commitment Increase Effective Date (without regard to any increase in the aggregate principal amount of Loans as a result of borrowings made after giving effect to the Commitment Increase on such Commitment Increase Effective Date); (2) “Reducing Percentage Lender” means each then existing Lender immediately prior to giving effect to the Commitment Increase that does not increase its respective Commitment as a result of the Commitment Increase and whose relative percentage of the total amount of the Commitments shall be reduced as a result of such Commitment Increase; and (3) “Reduction Amount” means the amount by which a Reducing Percentage Lender’s outstanding Loans decrease as of a Commitment Increase Effective Date

THE LENDERS UNDER THE APACHE
CORPORATION 2006 FIVE-YEAR CREDIT FACILITY
April 5, 2007

(without regard to the effect of any borrowings made on such Commitment Increase Effective Date after giving effect to the Commitment Increase).
     (e) Each Commitment Increase shall become effective on its Commitment Increase Effective Date and upon such effectiveness (i) the Administrative Agent shall record in its records the CI Lender’s information as provided in the Notice of Commitment Increase and pursuant to an Administrative Questionnaire in form satisfactory to the Administrative Agent that shall be executed and delivered by each CI Lender to the Administrative Agent on or before the Commitment Increase Effective Date, (ii) Schedule 2.1 hereof shall be amended and restated to set forth all Lenders (including any CI Lenders) that will be Lenders hereunder after giving effect to such Commitment Increase (which shall be set forth in Annex I to the applicable Notice of Commitment Increase) and the Administrative Agent shall distribute to each Lender (including each CI Lender) a copy of such amended and restated Schedule 2.1, and (iii) each CI Lender identified on the Notice of Commitment Increase for such Commitment Increase shall be a “Lender” for all purposes under this Agreement.”
     (v). The Credit Agreement hereby is amended by inserting Exhibit 2.21 to this letter agreement as Exhibit 2.21 to the Credit Agreement following Exhibit I to the Credit Agreement.
     Please indicate your consent to (i) the extension of the Maturity Date under the Credit Agreements and the related Commitments of the Lenders from May 28, 2011 to May 28, 2012 and (ii) to the amendments outlined above by having an authorized signatory of your financial institution execute this letter in the space provided below and returning the executed page by the end of business on April 23, 2007, (i) via telecopy to Frank Bradley at (713) 238-4700, and (ii) via courier to: Mayer Brown Rowe & Maw LLP, 700 Louisiana, Suite 3400, Houston, Texas 77002, Attention: Frank Bradley.
     This letter may be executed in any number of counterparts and all such counterparts shall together constitute but one and the same letter.
     By execution hereof, the Administrative Agent acknowledges its consent to the request for extension and to the amendments outlined above in its capacity as a Lender.
     If you have any questions, please do not hesitate to contact either Lisa Kopff of the Administrative Agent at (212) 270-6091, Pete Czerniakowski of Apache Corporation at (713) 296-6642 or Frank Bradley at Mayer Brown Rowe & Maw LLP at (713) 238-2700.

THE LENDERS UNDER THE APACHE
CORPORATION 2006 FIVE-YEAR CREDIT FACILITY
April 5, 2007

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:

Name:
Title:
THE UNDERSIGNED CONSENTS TO (i) THE REQUESTED EXTENSION OF THE MATURITY DATE AND COMMITMENTS UNDER THE CREDIT AGREEMENT AND (ii) TO THE AMENDMENTS OUTLINED ABOVE, EACH AS OF THIS        DAY OF APRIL, 2007.

CITIBANK, N.A., as a Lender

By:

Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:

Name:
Title:

BNP PARIBAS, as a Lender

By:

Name:
Title:

By:

Name:
Title:

THE LENDERS UNDER THE APACHE
CORPORATION 2006 FIVE-YEAR CREDIT FACILITY
April 5, 2007

UBS LOAN FINANCE LLC, as a Lender

By:

Name:
Title:

By:

Name:
Title:

HARRIS NESBITT FINANCING, INC., as a Lender

By:

Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:

Name:
Title:

By:

Name:
Title:

ROYAL BANK OF CANADA, as a Lender

By:

Name:
Title:

THE LENDERS UNDER THE APACHE
CORPORATION 2006 FIVE-YEAR CREDIT FACILITY
April 5, 2007

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:

Name:
Title:

By:

Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:

Name:
Title:

ABN AMRO BANK N.V., as a Lender

By:

Name:
Title:

By:

Name:
Title:

THE LENDERS UNDER THE APACHE
CORPORATION 2006 FIVE-YEAR CREDIT FACILITY
April 5, 2007

BAYERISCHE LANDESBANK — CAYMAN ISLANDS BRANCH, as a Lender

By:

Name:
Title:

By:

Name:
Title:

CALYON NEW YORK BRANCH, as a Lender

By:

Name:
Title:

By:

Name:
Title:

WILLIAM STREET COMMITMENT CORPORATION, as a Lender

By:

Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:

Name:
Title:

THE LENDERS UNDER THE APACHE
CORPORATION 2006 FIVE-YEAR CREDIT FACILITY
April 5, 2007

MORGAN STANLEY BANK, as a Lender

By:

Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC , as a Lender

By:

Name:
Title:

SOCIÉTÉ GÉNÉRALE, as a Lender

By:

Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:

Name:
Title:

MIZUHO CORPORATE BANK, LTD., as a Lender

By:

Name:
Title:

THE LENDERS UNDER THE APACHE
CORPORATION 2006 FIVE-YEAR CREDIT FACILITY
April 5, 2007

WELLS FARGO BANK, NA, as a Lender

By:

Name:
Title:

BARCLAYS BANK PLC, as a Lender

By:

Name:
Title:

TORONTO DOMINION (TEXAS) LLC, as a Lender

By:

Name:
Title:

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:

Name:
Title:
ACKNOWLEDGED AND AGREED:
APACHE CORPORATION, as Borrower

By:
Name:	Matthew W. Dundrea
Title:	Vice President and Treasurer

EXHIBIT A
2007 Annual Certificate of Extension
[see attached]
Exhibit A — Page 1

EXHIBIT 2.21
NOTICE OF COMMITMENT INCREASE
JPMorgan Chase Bank, N.A.,
as Administrative Agent
for the Lenders referred to below
c/o Loan & Agency Services Group
1111 Fannin Street, 10th Floor
Houston, Texas 77002-8069
Attention:     Rose Salvacion
Telephone:   (713) 750-2501
Facsimile:     (713) 427-6307
APACHE CORPORATION
Dear Sirs:
     This Notice of Commitment Increase is delivered to you pursuant to Section 2.21 of that certain Amended and Restated Credit Agreement, dated as of May 9, 2006 (together with all amendments, if any, from time to time made thereto, the “Credit Agreement”), among Apache Corporation, a Delaware corporation, Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), and the other agents and lenders party thereto. Terms defined in the Credit Agreement are used herein with the same meanings.
     Please be advised that Borrower hereby requests an increase effective                     , 20___1 in the aggregate Commitments under the Credit Agreement from $                     to $                    .2
      [CI Lender] has agreed [Language for existing Lender] [to increase effective                     , 20___ its Commitment under the Credit Agreement from $                     to $                     and (b) that it shall continue to be a party in all respects to the Credit Agreement and the other Loan Documents] [Language if CI Lender is a new Lender] [effective                     , 20___ (a) to become a Lender under the Credit Agreement with a Commitment of $                     and (b) that it shall be deemed to be a party in all respects to the Credit Agreement and the other Loan Documents.]
     The parties hereto have caused this Notice of Commitment Increase to be executed and delivered, and the certification and warranties contained herein to be made, by its Authorized Officer this ___ day of                     , 200___.

[1]	Such date shall be no earlier than five (5) Business Days after receipt by the Administrative Agent of such Notice of Commitment Increase (unless an earlier date is otherwise agreed to by the Borrower, any applicable Lender or CI Lender, and the Administrative Agent).

[2]	After giving effect to the requested Commitment Increase, the total amount of the Commitments shall not exceed $2,250,000,000.
Exhibit 2.21 — Page 1

APACHE CORPORATION

By

Name:
Title:
ACKNOWLEDGED AND AGREED:

[Name of CI Lender]

By:

Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:

Name:
Title:
Exhibit 2.21 — Page 2